CERTIFICATIONS

PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

18 U.S.C. SECTION 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), the undersigned officer of Stellar Biotechnologies Inc. (the “Company”) does hereby certify, to the best of such officer’s knowledge and belief, that:

1. The Annual Report on Form 20-F of the Company for the year ended August 31, 2013 (the “Form 20-F”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 31, 2013

_/s/ “Frank Oakes”___

Frank Oakes,

President and Chief Executive Officer

This certificate shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.